SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2006

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Buzzard Power Corporation (“Buzzard”), an indirect wholly owned subsidiary of Environmental Power Corporation (the “Company”), leases a 83 MW generating facility located in Venango County, Pennsylvania (the “Scrubgrass Facility”) from Scrubgrass Generating Company, L.P. (“SGC”), pursuant to an Amended and Restated Lease Agreement dated as of December 22, 1995 (the “Lease Agreement”).

SGC is a party to a certain Amended and Restated Reimbursement and Loan Agreement, dated December 22, 1995 (as amended and in effect on the date hereof, the “Loan Agreement”), by and among SGC and the lenders named therein (the “Lenders”), which provides certain financing arrangements for the benefit of SGC and the Scrubgrass Facility, including a working-capital loan arrangement (the “Loan Commitment”), and a Letter of Credit that supports low interest, tax-exempt bonds issued for the benefit of the Scrubgrass Facility, which Letter of Credit was due to expire on December 29, 2006 (the “Letter of Credit”).

In order to obtain an increase in the Loan Commitment to $6,000,000, to extend the expiration date of the Letter of Credit to July 3, 2012, and to obtain other financial accommodations necessary for the operation of SGC and the Scrubgrass Facility, on December 11, 2006, SGC entered into an amendment to the Loan Agreement with the Lenders (the “SGC Loan Amendment”). As a condition to the closing of such transaction, Buzzard executed the following agreements:

•	First Amendment to the Amended and Restated Lessee Working Capital Loan Agreement, dated December 11, 2006 (the “WC Loan Amendment”), with SGC;

•	Amended and Restated Lessee Working Capital Note, dated December 11, 2006 (the “Note”), in the original principal amount of $6,000,000, issued in favor of SGC; and

•	Amendment No. 2 to the Disbursement Agreement, dated December 11, 2006 (the “Amendment to Disbursement Agreement”), with SGC, Deutsche Bank Trust Company Americas (“Deutsche Bank”), and Calyon New York Branch (“Calyon”).

Crystal Creek Coalpower Funding, L.P. (“Crystal Creek”), an affiliate of Arclight Capital Holdings, LLC (“Arclight”), and a lender to EPC Corporation, a subsidiary of the Company and the owner of Buzzard (“EPC”), consented to Buzzard’s execution of the foregoing documents.

A brief description of the material terms of the listed documents is set forth below.

WC Loan Amendment

The WC Loan Amendment amends the Amended and Restated Lessee Working Capital Loan Agreement, dated December 22, 1995 (as amended and in effect on the date hereof, the “Working Capital Loan Agreement”), by and between SGC and Buzzard. Pursuant to the Working Capital Loan Agreement, SGC agrees to provide Buzzard with certain working capital financing in support of the operation of the Scrubgrass Facility.

The WC Loan Amendment amends the Working Capital Loan Agreement by

•	decreasing the interest rates for loans based on domestic interest rates, and increasing interest rates for loans based on LIBOR rates,

•	extending the due date of loan commitments extended by SGC to Buzzard until December 31, 2012,

•	providing for mandatory levels of minimum repayment for year 2006 and beyond, and

•	making conforming amendments reflecting the execution of the SGC Loan Amendment.

The foregoing description of the WC Loan Amendment is qualified in its entirety by reference to the copy of the WC Loan Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Note

The Note amends and restates the note executed by Buzzard pursuant to the Amended and Restated Lessee Working Capital Loan Agreement, dated December 22, 1995, by and between SGC and Buzzard, evidencing the extension of a working capital loan commitment by SGC to Buzzard.

The Note provides for the increased working capital loan commitment in the amount of $6,000,000, as provided by the terms of the WC Loan Amendment.

The foregoing description of the Note is qualified in its entirety by reference to the copy of the Note attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment to Disbursement Agreement

The Amendment to Disbursement Agreement amends the Amended and Restated Disbursement and Security Agreement, dated December 22, 1995 (as amended and in effect on the date hereof, the “Disbursement Agreement”), by and among SGC, Buzzard, Deutsche Bank and Calyon. Pursuant to the terms of the Disbursement Agreement, SGC, Buzzard, Deutsche Bank and Calyon administer the disbursement of the proceeds of project revenues, and of certain working capital financing provided for support of the operation of the Scrubgrass Facility, which is obtained pursuant to the Working Capital Loan Agreement.

The Amendment to Disbursement Agreement amended the Disbursement Agreement by

•	eliminating a requirement of deposit of proceeds in an amortization sub-account,

•	redefining the priorities and recipients of certain distributions made pursuant to the Disbursement Agreement, and

•	making conforming amendments reflecting the execution of the SGC Loan Amendment.

The foregoing description of the Amendment to the Disbursement Agreement is qualified in its entirety by reference to the copy of the Amendment to the Disbursement Agreement attached as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Other Agreements

The Scrubgrass Project has operated at expected levels of availability, and, with the extension of the Letter of Credit, the Company believes that the prospects for the Scrubgrass Facility are sound. However, in connection with requesting that Buzzard execute the foregoing documents, SGC has projected that Buzzard may have a shortfall in revenues available to make certain rental payments which become due commencing in June 2006. Buzzard, SGC and Arclight have begun exploratory discussions regarding mutually acceptable options. Possible options include the restructuring of the Lease Agreement and other agreements to which Buzzard is party.*

In support of the discussions among SGC, Buzzard and Arclight, SGC and Buzzard (with Crystal Creek’s consent) have executed a Forbearance Agreement, dated December 11, 2006 (the “Forbearance Agreement”), pursuant to which SGC has agreed that it will forbear from exercising its rights and remedies under the Lease Agreement with respect to the projected missed rental payments. The Company has not fully evaluated SGC’s projections, but, should the parties not reach agreement on a restructuring of the Lease Agreement and the projections prove to be valid, the missed payments would constitute an event of default by Buzzard under the Lease Agreement (unless the missed payments are otherwise cured). A default by Buzzard under the Lease Agreement is without recourse against the Company.

*	Arclight holds notes issued by EPC Corporation, a subsidiary of the Company. We believe that Arclight owns a substantial interest in SGC, and that the balance of SGC not owned by Arclight is owned by Cogentrix, Inc., which also owns SGC’s managing partner.

The forbearance period provided for in the Forbearance Agreement extends through July 1, 2007 (unless an event of default unrelated to the missed rental payments that are the subject of the Forbearance Agreement arises sooner). The Company believes that this period will allow the parties ample time to determine and agree upon the most appropriate alternative. Absent such agreement, the obligations of Buzzard and EPC remain non-recourse to the Company.

The foregoing description of the Forbearance Agreement is qualified in its entirety by reference to the copy of the Forbearance Agreement attached as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
10.1	First Amendment to the Amended and Restated Lessee Working Capital Loan Agreement, dated December 11, 2006, by and between Buzzard Power Corporation and Scrubgrass Generating Company, L.P.

10.2	Amended and Restated Lessee Working Capital Note, dated December 11, 2006, in the original principal amount of $6,000,000, issued by Buzzard Power Corporation in favor of Scrubgrass Generating Company, L.P.

10.3	Amendment No. 2 to the Disbursement Agreement, dated December 11, 2006, by and among Buzzard Power Corporation, Scrubgrass Generating Company, L.P., Deutsche Bank Trust Company, and Calyon New York Branch.

10.4	Forbearance Agreement, dated December 11, 2006, by and between Buzzard Power Corporation and Scrubgrass Generating Company, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ John F. O’Neill
John F. O’Neill
Chief Financial Officer

Dated: December 14, 2006